MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL       TWO WORLD TRADE CENTER,
REINVESTMENT FUND                                 NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999

DEAR SHAREHOLDER:

Interest rates rose steadily during 1999, making it the worst year for the fixed-income markets since 1994. The benchmark 30-year Treasury bond began the year yielding 5.1 percent amid fears of a global recession. However, the economic problems in Asia, Europe and Latin America abated as the year progressed. The U.S. economy, led by consumer demand, experienced robust growth. As a result, the fixed-income markets anticipated that the Federal Reserve Board would change monetary policy and remove the liquidity it had provided during the 1998 international economic crises. Between June and November, the Fed raised the federal funds rate a total of 75 basis points, from 4.75 percent to 5.50 percent. At year-end, the yield on Treasury bond was nearly 6.5 percent. Subsequently, on February 2, 2000 the fed funds rate was raised an additional 25 basis points.

MUNICIPAL MARKET CONDITIONS

The long-term insured municipal index yield began 1999 near a record low of 5.05 percent. By the end of December, this index yield had increased almost a full percentage point, to 5.97 percent. Because bond prices move inversely to changes in interest rates, higher yields have caused bond prices to decline significantly. The increase in the index yield during 1999 translated into a 13 percent price decline for a generic insured municipal bond with a 30-year maturity.

The municipal market index outperformed U.S. Treasury bonds early last year but later gave ground as interest rates continued to rise. The ratio of the 30-year municipal yield to the Treasury bond yield is a measure of relative performance. The yield ratio declined from 99 percent in January to 91 percent in May 1999 and ended the year at 92 percent. A declining ratio means municipals have outperformed Treasuries and a rising ratio indicates underperformance by municipals. Over the past five years, the ratio has ranged from a high of 99 percent to a low of 82 percent.

Higher interest rates reduced municipal market underwriting in 1999. New-issue volume declined 20 percent. Refunding activity, the most interest-rate-sensitive component of supply, was down more than 50 percent.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

30-YEAR BOND YIELDS 1994-1999
                                                                       Insured             U.S.       Insured Municipal Yields as a
                                                              Municipal Yields  Treasury Yields  Percentage of U.S. Treasury Yields
12/31/1993                                                               5.40%            6.34%                              85.17%
1/31/1994                                                                5.40%            6.24%                              86.54%
2/28/1994                                                                5.80%            6.66%                              87.09%
3/31/1994                                                                6.40%            7.09%                              90.27%
4/29/1994                                                                6.35%            7.32%                              86.75%
5/31/1994                                                                6.25%            7.43%                              84.12%
6/30/1994                                                                6.50%            7.61%                              85.41%
7/29/1994                                                                6.25%            7.39%                              84.57%
8/31/1994                                                                6.30%            7.45%                              84.56%
9/30/1994                                                                6.55%            7.81%                              83.87%
10/31/1994                                                               6.75%            7.96%                              84.80%
11/30/1994                                                               7.00%            8.00%                              87.50%
12/30/1994                                                               6.75%            7.88%                              85.66%
1/31/1995                                                                6.40%            7.70%                              83.12%
2/28/1995                                                                6.15%            7.44%                              82.66%
3/31/1995                                                                6.15%            7.43%                              82.77%
4/28/1995                                                                6.20%            7.34%                              84.47%
5/31/1995                                                                5.80%            6.66%                              87.09%
6/30/1995                                                                6.10%            6.62%                              92.15%
7/31/1995                                                                6.10%            6.86%                              88.92%
8/31/1995                                                                6.00%            6.66%                              90.09%
9/30/1995                                                                5.95%            6.48%                              91.82%
10/31/1995                                                               5.75%            6.33%                              90.84%
11/30/1995                                                               5.50%            6.14%                              89.58%
12/29/1995                                                               5.35%            5.94%                              90.07%
1/31/1996                                                                5.40%            6.03%                              89.55%
2/29/1996                                                                5.60%            6.46%                              86.69%
3/29/1996                                                                5.85%            6.66%                              87.84%
4/30/1996                                                                5.95%            6.89%                              86.36%
5/31/1996                                                                6.05%            6.99%                              86.55%
6/28/1996                                                                5.90%            6.89%                              85.63%
7/31/1996                                                                5.85%            6.97%                              83.93%
8/30/1996                                                                5.90%            7.11%                              82.98%
9/30/1996                                                                5.70%            6.93%                              82.25%
10/31/1996                                                               5.65%            6.64%                              85.09%
11/29/1996                                                               5.50%            6.35%                              86.61%
12/31/1996                                                               5.60%            6.63%                              84.46%
1/31/1997                                                                5.70%            6.79%                              83.95%
2/28/1997                                                                5.65%            6.80%                              83.09%
3/31/1997                                                                5.90%            7.10%                              83.10%
4/30/1997                                                                5.75%            6.94%                              82.85%
5/30/1997                                                                5.65%            6.91%                              81.77%
6/30/1997                                                                5.60%            6.78%                              82.60%
7/30/1997                                                                5.30%            6.30%                              84.13%
8/31/1997                                                                5.50%            6.61%                              83.21%
9/30/1997                                                                5.40%            6.40%                              84.38%
10/31/1997                                                               5.35%            6.15%                              86.99%
11/30/1997                                                               5.30%            6.05%                              87.60%
12/31/1997                                                               5.15%            5.92%                              86.99%
1/31/1998                                                                5.15%            5.80%                              88.79%
2/28/1998                                                                5.20%            5.92%                              87.84%
3/31/1998                                                                5.25%            5.93%                              88.53%
4/30/1998                                                                5.35%            5.95%                              89.92%
5/29/1998                                                                5.20%            5.80%                              89.66%
6/30/1998                                                                5.20%            5.65%                              92.04%
7/31/1998                                                                5.18%            5.71%                              90.72%
8/31/1998                                                                5.03%            5.27%                              95.45%
9/30/1998                                                                4.95%            5.00%                              99.00%
10/31/1998                                                               5.05%            5.16%                              97.87%
11/30/1998                                                               5.00%            5.06%                              98.81%
12/31/1998                                                               5.05%            5.10%                              99.02%
1/31/1999                                                                5.00%            5.09%                              98.23%
2/28/1999                                                                5.10%            5.58%                              91.40%
3/31/1999                                                                5.15%            5.63%                              91.47%
4/30/1999                                                                5.20%            5.66%                              91.87%
5/31/1999                                                                5.30%            5.83%                              90.91%
6/30/1999                                                                5.47%            5.96%                              91.78%
7/31/1999                                                                5.55%            6.10%                              90.98%
8/31/1999                                                                5.75%            6.06%                              94.88%
9/30/1999                                                                5.85%            6.05%                              96.69%
10/31/1999                                                               6.03%            6.16%                              97.89%
11/30/1999                                                               6.00%            6.29%                              95.39%
12/31/1999                                                               5.97%            6.48%                              92.10%
Source: Municipal Market Data A Division of Thomson
Financial Municipal Group and Bloomberg L.P.

PERFORMANCE
The performance of Morgan Stanley Dean Witter Select Municipal Reinvestment Fund was impacted by the higher interest-rate environment. For the 12-month period ended December 31, 1999, the Fund returned -4.07 percent, compared to -2.06 percent for the Lehman Brothers Municipal Bond Index. The accompanying chart compares the Fund's performance to that of the Lehman index.
PORTFOLIO STRUCTURE
The Fund's net assets of $78 million were diversified among 11 long-term sectors and 39 credits. As interest rates have increased, the Fund's short-term investment position, which had ranged from 1 - 3 percent in 1998, was gradually increased to between 7 - 11 percent. Refunded bonds represented 4 percent of net assets. Refunded issues have been refinanced and generally are as

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31, 1999, CONTINUED

defensive portfolio holdings. At the end of December, the portfolio's average maturity was 14 years. Average duration, a measure of sensitivity to interest-rate changes, was a relatively short 7.7 years. The accompanying charts provide current information on the portfolio's credit quality, sector distribution and geographic diversification. Optional call provisions by year and their respective cost (book) yields are also charted.
LOOKING AHEAD
The Federal Reserve Board raised the fed funds rate twice last summer and once more in November. These actions confirmed its previously disclosed bias of becoming less accommodative in the face of continued strong domestic economic growth. It is anticipated that the central bank may raise short-term interest rates further in 2000, again influencing long-term rates. However, we believe municipal bonds continue to offer tax-conscious investors good long-term value relative to Treasuries. We continue to stress credit quality and a conservative portfolio management profile.
We appreciate your ongoing support of Morgan Stanley Dean Witter Select Municipal Reinvestment Fund and look forward to continuing to serve your investment needs.
Very truly yours,
[SIGNATURE]
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD
[SIGNATURE]
MITCHELL M. MERIN
PRESIDENT

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
LETTER TO THE SHAREHOLDERS DECEMBER 31,
1999, CONTINUED

        EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

LARGEST SECTORS AS OF DECEMBER 31, 1999
(% OF NET ASSETS)
         General Obligation                        18%
         Education                                  8%
         Hospital                                   8%
         IDR/PCR*                                   6%
         Transportation                            20%
         Water & Sewer                             15%
         *Industrial Development/Pollution
         Control Revenue
         Portfolio structure is subject to
         change.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

CREDIT RATINGS AS OF DECEMBER 31, 1999
(% OF TOTAL LONG-TERM PORTFOLIO)
Aaa or AAA                                                    55%
Aa or AA                                                      27%
A or A                                                        18%
As measured by Moody's Investors Service, Inc. or Standard &
Poor's Corp.
Portfolio structure is subject to change.

                       GEOGRAPHIC SUMMARY OF INVESTMENTS
              BASED ON MARKET VALUE AS A PERCENTAGE OF NET ASSETS
                               DECEMBER 31, 1999

ALASKA.......................   5.9%
CALIFORNIA...................   8.3
COLORADO.....................   2.5
CONNECTICUT..................   0.9
DISTRICT OF COLUMBIA.........   2.2
FLORIDA......................   3.5
GEORGIA......................   2.1
KANSAS.......................   2.6
KENTUCKY.....................   5.3%
MARYLAND.....................   2.5
MASSACHUSETTS................   8.6
MICHIGAN.....................   2.7
NEW JERSEY...................   4.4
NEW YORK.....................   5.7
OHIO.........................  10.7
PENNSYLVANIA.................   2.6
PUERTO RICO..................   2.0%
SOUTH CAROLINA...............   2.0
TENNESSEE....................   5.9
TEXAS........................   7.1
WASHINGTON...................   7.1
WYOMING......................   3.8
                               ----

TOTAL........................  98.4%
                               ====

      PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
LETTER TO SHAREHOLDERS DECEMBER 31,
1999, CONTINUED

                      CALL AND COST (BOOK) YIELD STRUCTURE
                               DECEMBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

PERCENT CALLABLE*
WEIGHTED AVERAGE
CALL PROTECTION: 6 YEARS
2000                                              5%
2001                                              9%
2002                                              9%
2003                                              6%
2004                                              7%
2005                                             10%
2006                                             10%
2007                                              7%
2008                                             23%
2009                                              6%
2010+                                             8%
YEARS BONDS CALLABLE
COST (BOOK) YIELD**
WEIGHTED AVERAGE
BOOK YIELD: 6.00%
2000                                            7.8%
2001                                            5.8%
2002                                            6.5%
2003                                            6.4%
2004                                            5.5%
2005                                            5.9%
2006                                            7.8%
2007                                            5.7%
2008                                            5.3%
2009                                            5.4%
2010+                                           5.1%
* % BASED ON LONG-TERM PORTFOLIO.
** COST OR "BOOK" YIELD IS THE ANNUAL
INCOME EARNED ON A PORTFOLIO
INVESTMENT BASED ON ITS ORIGINAL PURCHASE
PRICE BEFORE FUND OPERATING EXPENSES.
FOR EXAMPLE, THE FUND EARNED A BOOK YIELD
OF 5.8% ON 9% OF THE BONDS IN THE
LONG-TERM PORTFOLIO THAT ARE CALLABLE IN 2001.
PORTFOLIO STRUCUTURE IS SUBJECT TO CHANGE.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
FUND PERFORMANCE DECEMBER 31, 1999

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

GROWTH OF $10,000
($ IN THOUSANDS)
                         FUND  LEHMAN(3)
December 1989         $10,000    $10,000
December 1990         $10,527    $10,729
December 1991         $11,794    $12,032
December 1992         $12,842    $13,093
December 1993         $14,382    $14,700
December 1994         $13,522    $13,940
December 1995         $15,683    $16,374
December 1996         $16,242    $17,100
December 1997         $17,531    $18,671
December 1998         $18,489    $19,881
December 1999      $17,736(2)    $19,472

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS.

   AVERAGE ANNUAL TOTAL RETURNS
   ----------------------------
   PERIOD ENDED 12/31/99
   ---------------------
   1 Year                               -4.07%(1)
   5 Year                               5.58%(1)
   10 Year                              5.90%(1)

------------------------

(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.
(2)  Closing value assuming a complete redemption on December 31, 1999.
(3) The Lehman Brothers Municipal Bond Index tracks the performance of municipal bonds with maturities of 2 years or more and a minimum credit rating of Baa or BBB, as measured by Moody's Investors Service, Inc. or Standard & Poor's Corp. The Index does not include any expenses, fees, or charges. The Index is unmanaged and should not be considered an investment.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999

PRINCIPAL
AMOUNT IN                                                                             COUPON       MATURITY
THOUSANDS                                                                              RATE          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------
            TAX-EXEMPT MUNICIPAL BONDS (88.1%)
            GENERAL OBLIGATION (17.5%)
 $ 4,000    North Slope Borough, Alaska, Ser 1996 B (MBIA)........................   0.00 %           06/30/07  $ 2,686,200
   2,000    Los Angeles Unified School District, California, 1997 Ser B (FGIC)....   5.00             07/01/23    1,731,680
   1,000    Florida Board of Education, Capital Outlay Refg Ser 1999 B (MBIA).....   4.50             06/01/24      785,400
   1,000    Washington Suburban Sanitation District, Maryland, Gen Constr Refg
              1994................................................................   5.00             06/01/14      929,900
     825    New York City, New York, 1990 Ser D...................................   6.00             08/01/07      826,081
   2,000    Little Miami Local School District, Ohio, Ser 1998 (FGIC).............   4.875            12/01/23    1,673,880
   2,000    Pennsylvania, First Ser 1995 (FGIC)...................................   5.50             05/01/12    2,006,460
   1,000    Shelby County, Tennessee, Refg 1995 Ser A.............................   5.625            04/01/12    1,010,120
   2,000    Washington, Ser 1994 A................................................   5.80             09/01/08    2,056,160
                                                                                                                -----------
 -------
                                                                                                                 13,705,881
  15,825
                                                                                                                -----------
 -------
            EDUCATIONAL FACILITIES REVENUE (7.6%)
   2,000    District of Columbia, Georgetown University Ser 1993..................   5.375            04/01/23    1,753,520
   1,000    Massachusetts Health & Educational Facilities Authority, Boston
              College Ser K.......................................................   5.25             06/01/18      912,870
   1,500    Rutgers - The State University, New Jersey, Refg Ser R................   6.50             05/01/13    1,579,320
   2,000    New York State Dormitory Authority, State University Ser 1989 B.......   0.00             05/15/03    1,693,180
                                                                                                                -----------
 -------
                                                                                                                  5,938,890
   6,500
                                                                                                                -----------
 -------
            ELECTRIC REVENUE (4.4%)
   2,000    South Carolina Public Service Authority, Santee Cooper 1997 Refg
              Ser A (MBIA)........................................................   5.00             01/01/29    1,644,180
   3,000    Washington Public Power Supply System, Proj #2 Refg Ser 1994 A
              (FGIC)..............................................................   0.00             07/01/09    1,783,440
                                                                                                                -----------
 -------
                                                                                                                  3,427,620
   5,000
                                                                                                                -----------
 -------
            HOSPITAL REVENUE (8.4%)
   1,000    Maryland Industrial Development Financing Authority, Holy Cross Health
              Refg Ser 1996.......................................................   5.50             12/01/08    1,018,430
   2,000    New Jersey Health Care Facilities Financing Authority, St Barnabas
              Health Refg Ser 1998 B (MBIA).......................................   5.25             07/01/18    1,844,240
   2,000    North Central Texas Health Facilities Development Corporation,
              University Medical Center Ser 1997 (FSA)............................   5.50             04/01/10    2,006,720
   2,000    Washington Health Care Facilities Authority, Swedish Health Ser 1998
              (AMBAC).............................................................   5.125            11/15/22    1,693,600
                                                                                                                -----------
 -------
                                                                                                                  6,562,990
   7,000
                                                                                                                -----------
 -------
            INDUSTRIAL DEVELOPMENT/POLLUTION CONTROL REVENUE (5.5%)
     700    Connecticut Development Authority, Bridgeport Hydraulic Co
              Refg Ser 1990.......................................................   7.25             06/01/20      719,509
   1,000    Michigan Strategic Fund, Ford Motor Co Refg Ser 1991 A................   7.10             02/01/06    1,106,940
   2,500    Ohio Water Development Authority, Dayton Power & Light Co
              Collateralized Refg 1992 Ser A......................................   6.40             08/15/27    2,499,775
                                                                                                                -----------
 -------
                                                                                                                  4,326,224
   4,200
                                                                                                                -----------
 -------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                             COUPON       MATURITY
THOUSANDS                                                                              RATE          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------
            MORTGAGE REVENUE - MULTI-FAMILY (1.3%)
 $   950    Michigan Housing Development Authority, Rental 1992 Ser A.............   6.60 %           04/01/12  $   993,092
                                                                                                                -----------
 -------
            MORTGAGE REVENUE - SINGLE FAMILY (2.5%)
   2,000    Alaska Housing Finance Corporation, Governmental 1995 Ser A (MBIA)....   5.875            12/01/24    1,937,640
                                                                                                                -----------
 -------
            RECREATIONAL FACILITIES REVENUE (2.5%)
   3,650    Metropolitan Football Stadium District, Colorado, Sales Tax
              Ser 1999 A (MBIA)...................................................   0.00             01/01/11    1,969,066
                                                                                                                -----------
 -------
            TRANSPORTATION FACILITIES REVENUE (19.8%)
   2,000    Sacramento County, California, Airport Refg Ser 1998 B (FGIC).........   5.00             07/01/18    1,780,380
   1,500    San Francisco Bay Area Rapid Transit District, California, Sales Tax
              Ser 1998 (AMBAC)....................................................   4.75             07/01/23    1,239,165
   2,000    Lee County, Florida, Ser 1995 (MBIA)..................................   5.75             10/01/22    1,952,700
   2,000    Kansas, Highway Refg Ser 1998.........................................   5.50             09/01/14    1,991,880
   3,500    Kentucky Turnpike Authority, Resource Recovery Road 1987 Ser A BIGS...   8.50             07/01/06    4,155,654
   2,775    Massachusetts Turnpike Authority, Western 1997 Ser A (MBIA)...........   5.55             01/01/17    2,759,904
   2,000    Puerto Rico Highway & Transportation Authority, Ser 1998 A............   4.75             07/01/38    1,536,860
                                                                                                                -----------
 -------
                                                                                                                 15,416,543
  15,775
                                                                                                                -----------
 -------
            WATER & SEWER REVENUE (14.6%)
   2,000    San Francisco Public Utilities Commission, California, Water 1996
              Ser A...............................................................   5.00             11/01/21    1,738,480
   2,000    Fulton County, Georgia, Water & Sewerage Ser 1998 (FGIC)..............   4.75             01/01/28    1,600,120
   1,500    Massachusetts Water Resource Authority, 1993 Ser C....................   5.25             12/01/08    1,504,380
   2,000    Suffolk County Industrial Development Agency, New York, Southwest
              Sewer Ser 1994 (FGIC)...............................................   4.75             02/01/09    1,896,400
   1,000    Columbus, Ohio, Sewerage Refg Ser 1992................................   6.25             06/01/08    1,046,690
            Metropolitan Government of Nashville & Davidson County, Tennessee,
   2,000      Refg 1986...........................................................   5.50             01/01/16    1,925,900
   2,000      Refg Ser 1998 A (FGIC)..............................................   4.75             01/01/22    1,646,020
                                                                                                                -----------
 -------
                                                                                                                 11,357,990
  12,500
                                                                                                                -----------
 -------
            REFUNDED (4.0%)
   3,000    Clermont County, Ohio, Mercy Health Ser 1991 (AMBAC)..................   6.733           09/25/01+    3,152,880
                                                                                                                -----------
 -------

  76,400    TOTAL TAX-EXEMPT MUNICIPAL BONDS
----------  (IDENTIFIED COST $69,863,108).....................................................................
                                                                                                                 68,788,816
                                                                                                                ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1999, CONTINUED

PRINCIPAL
AMOUNT IN                                                                             COUPON       MATURITY
THOUSANDS                                                                              RATE          DATE          VALUE
----------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS (10.3%)
 $ 1,500    Massachusetts Health & Educational Facilities Authority, Capital Asset
              Ser D (MBIA) (Demand 01/03/00)......................................   4.90*%           01/01/35  $ 1,500,000
   3,500    Harris County Health Facilities Development Corporation, Texas,
              Methodist Hospital Ser 1994 (Demand 01/03/00).......................   4.80*            12/01/25    3,500,000
   3,000    Lincoln County, Wyoming, Exxon Corp Ser 1984 B (Demand 01/03/00)......   4.70*            11/01/14    3,000,000
                                                                                                                -----------
 -------

   8,000    TOTAL SHORT-TERM TAX-EXEMPT MUNICIPAL OBLIGATIONS
----------  (IDENTIFIED COST $8,000,000)......................................................................
                                                                                                                  8,000,000
                                                                                                                ------------

 $84,400   TOTAL INVESTMENTS (IDENTIFIED COST $77,863,108) (a).........   98.4%    76,788,816
 -------
 -------

           CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES..............    1.6      1,253,803
                                                                         -----   ------------

           NET ASSETS..................................................  100.0%  $ 78,042,619
                                                                         -----   ------------
                                                                         -----   ------------

---------------------

BIGS   Bond Income Growth Security.
  +    Prerefunded to call date shown.
  *    Current coupon of variable rate demand obligation.
 (a) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $2,033,967 and the aggregate gross unrealized depreciation is $3,108,259, resulting in net unrealized depreciation of $1,074,292.

BOND INSURANCE:
AMBAC  AMBAC Assurance Corporation.
FGIC   Financial Guaranty Insurance Company.
 FSA   Financial Security Assurance Inc.
MBIA   Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1999

ASSETS:
Investments in securities, at value
  (identified cost $77,863,108)................................................................  $76,788,816
Cash...........................................................................................      215,258
Receivable for:
    Interest...................................................................................    1,157,806
Prepaid expenses and other assets..............................................................       16,688
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   78,178,568
                                                                                                 -----------

LIABILITIES:
Payable for:
    Shares of beneficial interest repurchased..................................................       12,108
    Investment management fee..................................................................       33,213
    Dividends to shareholders..................................................................       25,123
Accrued expenses...............................................................................       65,505
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................      135,949
                                                                                                 -----------

     NET ASSETS................................................................................  $78,042,619
                                                                                                 ===========

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $79,189,268
Net unrealized depreciation....................................................................   (1,074,292)
Accumulated net realized loss..................................................................      (72,357)
                                                                                                 -----------

     NET ASSETS................................................................................  $78,042,619
                                                                                                 ===========

NET ASSET VALUE PER SHARE,
  6,935,335 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE).................       $11.25
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999

NET INVESTMENT INCOME:

INTEREST INCOME................................................................................  $ 4,712,919
                                                                                                 -----------

EXPENSES
Investment management fee......................................................................      433,780
Transfer agent fees and expenses...............................................................      193,564
Professional fees..............................................................................       84,603
Shareholder reports and notices................................................................       47,387
Registration fees..............................................................................       37,526
Trustees' fees and expenses....................................................................       12,775
Custodian fees.................................................................................        4,361
Other..........................................................................................       10,789
                                                                                                 -----------

     TOTAL EXPENSES............................................................................      824,785

Less: expense offset...........................................................................       (4,351)
                                                                                                 -----------

     NET EXPENSES..............................................................................      820,434
                                                                                                 -----------

     NET INVESTMENT INCOME.....................................................................    3,892,485
                                                                                                 -----------

NET REALIZED AND UNREALIZED LOSS:
Net realized loss..............................................................................      (72,208)
Net change in unrealized appreciation..........................................................   (7,293,129)
                                                                                                 -----------

     NET LOSS..................................................................................   (7,365,337)
                                                                                                 -----------

NET DECREASE...................................................................................  $(3,472,852)
                                                                                                 ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE YEAR       FOR THE YEAR
                                                                            ENDED              ENDED
                                                                        DECEMBER 31, 1999  DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income.................................................     $ 3,892,485        $ 4,199,579
Net realized gain (loss)..............................................         (72,208)         2,233,737
Net change in unrealized appreciation.................................      (7,293,129)        (1,505,075)
                                                                           -----------        -----------

     NET INCREASE (DECREASE)..........................................      (3,472,852)         4,928,241
                                                                           -----------        -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income.................................................      (3,892,485)        (4,199,579)
Net realized gain.....................................................         (17,023)        (2,257,663)
                                                                           -----------        -----------

     TOTAL DIVIDENDS AND DISTRIBUTIONS................................      (3,909,508)        (6,457,242)
                                                                           -----------        -----------
Net increase (decrease) from transactions in shares of beneficial
  interest............................................................      (9,052,555)         1,751,054
                                                                           -----------        -----------

     NET INCREASE (DECREASE)..........................................     (16,434,915)           222,053

NET ASSETS:
Beginning of period...................................................      94,477,534         94,255,481
                                                                           -----------        -----------

     END OF PERIOD....................................................     $78,042,619        $94,477,534
                                                                           ===========        ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter Select Municipal Reinvestment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is offered exclusively to the holders of certain unit investment trusts as an investment option for reinvesting distributions received on units of their trusts. The Fund's investment objective is to provide a high level of current income which is exempt from federal income tax, consistent with the preservation of capital. The Fund was organized as a Massachusetts business trust on June 1, 1983 and commenced operations on September 22, 1983.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued for the Fund by an outside independent pricing service approved by the Trustees. The pricing service has informed the Fund that in valuing the Fund's portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The Fund's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.50% to the daily net assets of the Fund determined as of the close of each business day.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1999, CONTINUED

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended December 31, 1999 aggregated $4,406,031 and $19,064,327, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Fund's transfer agent. At December 31, 1999, the Fund had transfer agent fees and expenses payable of approximately $2,900.

4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                              FOR THE YEAR                     FOR THE YEAR
                                                                  ENDED                            ENDED
                                                            DECEMBER 31, 1999                DECEMBER 31, 1998
                                                      -----------------------------      -------------------------
                                                        SHARES          AMOUNT             SHARES        AMOUNT
                                                      ----------   ----------------      ----------   ------------
Sold................................................   1,078,788   $     12,738,507       1,927,460   $ 24,117,738
Reinvestment of dividends and distributions.........     306,550          3,616,076         485,655      6,019,692
                                                      ----------   ----------------      ----------   ------------
                                                       1,385,338         16,354,583       2,413,115     30,137,430
Repurchased.........................................  (2,150,372)       (25,407,138)     (2,271,402)   (28,386,376)
                                                      ----------   ----------------      ----------   ------------
Net increase (decrease).............................    (765,034)  $     (9,052,555)        141,713   $  1,751,054
                                                      ==========   ================      ==========   ============

5. FEDERAL INCOME TAX STATUS

At December 31, 1999, the Fund had a net capital loss carryover of approximately $72,000 which will be available through December 31, 2007 to offset future capital gains to the extent provided by regulations.

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                                1999          1998          1997          1996       1995
---------------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:

Net asset value, beginning of period........................  $ 12.27       $ 12.47       $ 12.14       $ 12.48    $ 11.34
                                                              -------       -------       -------       -------    -------

Income (loss) from investment operations:
   Net investment income....................................     0.53          0.56          0.58          0.61       0.62
   Net realized and unrealized gain (loss)..................    (1.02)         0.10          0.35         (0.19)      1.16
                                                              -------       -------       -------       -------    -------

Total income (loss) from investment operations..............    (0.49)         0.66          0.93          0.42       1.78
                                                              -------       -------       -------       -------    -------

Less dividends and distributions from:
   Net investment income....................................    (0.53)        (0.56)        (0.58)        (0.61)     (0.62)
   Net realized gain........................................     0.00         (0.30)        (0.02)        (0.15)     (0.02)
                                                              -------       -------       -------       -------    -------

Total dividends and distributions...........................    (0.53)        (0.86)        (0.60)        (0.76)     (0.64)
                                                              -------       -------       -------       -------    -------

Net asset value, end of period..............................  $ 11.25       $ 12.27       $ 12.47       $ 12.14    $ 12.48
                                                              =======       =======       =======       =======    =======

TOTAL RETURN+...............................................   (4.07)%         5.46%         7.94%         3.55%     16.00%

RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................     0.95%         0.91%(1)      0.95%(1)      0.94%(1)    0.97%

Net investment income.......................................     4.49%         4.51%         4.78%         5.01%      5.14%

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................  $78,043       $94,478       $94,255       $92,187    $95,231

Portfolio turnover rate.....................................        5%           31%            8%           17%        17%

---------------------

  + Calculated based on the net asset value as of the last business day of the period.
 (1)   Does not reflect the effect of expense offset of 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL
REINVESTMENT FUND
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER SELECT MUNICIPAL REINVESTMENT FUND

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter Select Municipal Reinvestment Fund (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
FEBRUARY 4, 2000

                      1999 FEDERAL TAX NOTICE (UNAUDITED)

       During the year ended December 31, 1999, the Fund paid to shareholders $0.53 per share from tax-exempt income.

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Mitchell M. Merin
PRESIDENT

Barry Fink
VICE PRESIDENT, SECRETARY AND GENERAL COUNSEL

James F. Willison
VICE PRESIDENT

Joseph R. Arcieri
VICE PRESIDENT

Thomas F. Caloia
TREASURER

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus. Read the prospectus carefully before investing.

MORGAN STANLEY
DEAN WITTER
SELECT MUNICIPAL
REINVESTMENT
FUND



ANNUAL REPORT
DECEMBER 31, 1999